S-K 1605, De-SPAC Background and Terms	Sep. 30, 2026
De-SPAC Transactions, Effects [Line Items]
De-SPAC Transaction, Accounting Treatment [Text Block]

Anticipated Accounting Treatment

The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, Melar will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on the current members of Everli having a majority of the voting power of New Melar upon the Closing, Everli senior management comprising all of the senior management of New Melar, and Everli’s operations comprising the ongoing operations of New Melar. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Everli issuing shares for the net assets of Melar, accompanied by a recapitalization. The net assets of Melar will be stated at historical cost, with no goodwill or other intangible assets recorded. As a result, any transaction costs incurred to effect the recapitalization represent costs related to issuing equity and raising capital that are recognized as a reduction to the total amount of equity raised rather than an expense recorded as incurred. Operations prior to the Business Combination will be those of Everli.

De-SPAC, Security Holders are Entitled to Appraisal Rights [Flag]	true
De-SPAC, Security Holders Redemption Rights Summary [Text Block]

No appraisal or dissenters’ rights are available to Melar Shareholders in connection with the ordinary resolution to approve the Business Combination Proposal.

In addition, Public Shareholders are still entitled to exercise the rights of redemption as detailed in this proxy statement/prospectus and the redemption proceeds payable to Public Shareholders who exercise such redemption rights will represent the fair value of those shares. For a discussion about the Public Shareholders’ redemption rights, please see “Extraordinary General Meeting of Melar Shareholders — Redemption Rights.”

De-SPAC, Security Holders are Entitled to Redemption Rights [Flag]	true
De-SPAC, Federal Income Taxes Consequences, SPAC [Text Block]

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general discussion of the material U.S. federal income tax consequences of (i) the Domestication to U.S. Holders and Non-U.S. Holders (as defined below) of Public Shares, (ii) exercise of the redemption rights by U.S. Holders and Non-U.S. Holders, and (iii) the ownership and disposition of New Melar common stock and New Melar Warrants received in the Business Combination to U.S. Holders and Non-U.S. Holders. The following discussion is the opinion of Ellenoff Grossman & Schole regarding the federal income tax considerations discussed herein. This section applies only to holders that hold their Public Shares, Melar Public Warrants and any stock or warrants exchanged therefor as capital assets for U.S. federal income tax purposes (generally, property held for investment) and does not address the Sponsor, Insiders or their affiliates, representatives, employees or other stakeholders.

This discussion is based on the provisions of the Code, U.S. Treasury regulations, administrative rulings and judicial decisions, all as in effect on the date hereof, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Neither Melar nor Everli can assure you that a change in law will not significantly alter the tax considerations that are described in this summary. Neither Melar nor Everli have sought any ruling from IRS with respect to the statements made and the positions or conclusions described in the following summary. Such statements, positions and conclusions are not free from doubt, and there can be no assurance that your tax advisor, the IRS or a court will agree with such statements and conclusions.

This summary does not discuss the alternative minimum tax or the application of Section 451(b) of the Code, and does not address the Medicare tax on certain investment income, U.S. federal estate or gift tax laws, any state, local or non-U.S. tax laws, any tax treaties or any other tax law other than U.S. federal income tax law. Furthermore, this discussion does not address all U.S. federal income tax considerations that may be relevant to a particular holder in light of the holder’s circumstances or that may be relevant to certain categories of investors that may be subject to special rules, such as:

•        entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes or holders of interests therein;

•        the Sponsor, Melar’s officers or directors or other holders of Melar Class B ordinary shares or Private Placement Warrants;

•        banks, insurance companies or other financial institutions;

•        tax-exempt or governmental organizations;

•        “qualified foreign pension funds” as defined in Section 897(l)(2) of the Code (or any entities all of the interests of which are held by a qualified foreign pension fund);

•        dealers in securities or foreign currencies;

•        U.S. Holders whose functional currency is not the U.S. dollar;

•        traders in securities that use the mark-to-market method of accounting for U.S. federal income tax purposes;

•        “controlled foreign corporations,” “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

•        persons deemed to sell our securities under the constructive sale provisions of the Code;

•        persons that acquired our securities through the exercise of employee share options or otherwise as compensation or through a tax-qualified retirement plan;

•        persons that actually or constructively own 5% percent or more (by vote or value) of any class of our shares;

•        persons that hold our securities as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction;

•        certain former citizens or long-term residents of the United States;

•        regulated investment companies; and

•        real estate investment trusts.

For purposes of this description, a “U.S. Holder” means a beneficial owner of Public Shares, Melar Public Warrants on any of the foregoing, New Melar common stock (received for Public Shares) or New Melar Warrants (received for Melar Public Warrants) that is for U.S. federal income tax purposes:

•        an individual citizen or resident of the United States;

•        a corporation (or other entity treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate whose income is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•        a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

A “Non-U.S. Holder” means a beneficial owner of Public Shares, Melar Public Warrants, New Melar common stock or New Melar Warrants that, for U.S. federal income tax purposes, is not a U.S. Holder or a partnership or other entity classified as a partnership for U.S. federal income tax purposes. A Holder is a U.S. Holder or a Non-U.S. Holder.

De-SPAC, Background, Negotiations Description [Text Block]

Description of Negotiation Process with Candidates Other Than Everli

The following summary of events leading up to talks with Everli is not intended to be a complete list of all opportunities initially evaluated or explored or discussions held by Melar, but sets forth significant discussions and steps that Melar took prior to engaging exclusively with Everli.

•        Target A:    On July 5, 2024, Gautam Ivatury, Melar’s Chief Executive Officer and Chairman, spoke to an early investor in Target A, an India-based regulated non-bank lender focused on small business finance. The investor made an introduction to the CEO and founder of Target A on July 8, 2024. On that day, the CEO of Target A shared an updated operational and financial presentation with Mr. Ivatury. On July 10, 2024, Melar requested Target A to provide further shareholder composition and corporate structure information to identify the possibility of merging with Target A given regulatory scrutiny in India over offshore listings. On July 12, 2024, Target A and Melar executed an NDA. On July 25, 2024, Target A shared with Melar an updated capitalization table including the nationality of shareholders. Between July 25, 2024 and July 29, 2024, Melar, in consultation with Indian legal counsel, assessed the legal feasibility of a potential merger with Target A, taking into account the nationalities of Target A’s shareholder base. On August 8, 2024, Melar shared with Target A that given the challenges of merging with an India-domiciled entity with mostly India-domiciled shareholders, it would not be able to continue discussions.

•        Target B:    On June 21, 2024, Mr. Ivatury received an email introduction via a mutual professional contact to the CEO of Target B, a Southeast Asian financial institution focused on serving small and medium-sized enterprises (“SMEs”). On July 23, 2024, Mr. Ivatury and Aditya Telang, an advisor of Melar and a team member of ALMA Sustainable Finance (“ALMA”), a debt investment firm active in the global inclusive finance and carbon finance sectors, where Gautam Ivatury has been a co-founder and managing parter, held a conference call with the CEO and Deputy CEO of Target B to explore the possibility of engaging in a business combination transaction. During this call, Target B introduced the business and outlined their expectations of minimum capital requirement and valuation expectations. On July 26, 2024, Mr. Ivatury met with the CEO of Target B in person and provided an overview of the de-SPAC process and the rationale for pursuing such a transaction. On August 30, 2024, the CEO of Target B informed Mr. Ivatury that he had presented the business combination opportunity to the board of directors, and that the board did not prefer a de-SPAC transaction as a path to listing, given Target B’s intention to pursue a public listing on a Southeast Asian stock exchange.

•        Target C:    On July 1, 2024, Mr. Ivatury held a conference call with a representative of Target C, a digital lender with operations across multiple emerging markets, to discuss interest in engaging in a business combination transaction. Target C initially had plans to raise a private equity round in 2025-26, and viewed a de-SPAC transaction as an alternative. Over the next four weeks, the founders of Target C worked on understanding what a de-SPAC transaction entails, and building buy-in among other shareholders as Melar worked on various aspects of diligence. On October 7, 2024, Target C shared an investor presentation with Melar. Melar ultimately decided not to pursue a business combination with Target C because of differing business plans and a long path to prepare for go-public.

•        Target D:    On September 9, 2024, Mr. Ivatury received an introduction to the founder of Target D, a Middle Eastern super-app providing multiple financial services, through the founder of an unaffiliated company operating in Egypt. On January 13, 2025, the founder of Target D responded with some concerns regarding their suitability for a Nasdaq listing. On January 30, 2025, the founder of Target D joined a conference call with Mr. Ivatury, Eric Lifshitz, Melar’s Chief Operating Officer and a director, Mr. Telang, and Messrs. Brandon Sun and Rahul Wadhwa from CCM. During the call, the founder of Target D provided an overview of their business, recent financial performance, and plans for inorganic growth into other countries. He also provided an update on their decision to list on the Abu Dhabi Securities Exchange, including commitments from Middle Eastern investors for significant new equity investment prior to listing in Abu Dhabi. Existing shareholders, who were Abu Dhabi-domiciled, also favored an Abu Dhabi Securities Exchange listing. On February 26, 2025, Target D and Melar executed an NDA. On March 5, 2025, Target D shared virtual data room access with Melar. Over the next 3 weeks, Melar conducted various aspects of due diligence. Following a call on March 19, 2025 with the CFO of Target D, Melar and Target D discontinued further discussions.

•        Target E:    On July 25 2024, Dan Rosen, a member of the Melar Board, introduced the co-founder of Target E, a Mexican fintech lender, to Mr. Ivatury. On July 12, 2024, Messrs. Ivatury, Lifshitz and Telang held a conference call with the co-founder of Target E to discuss potential mutual interest in exploring a business combination transaction. At the time, Target E was in the post-merger integration phase after concluding a major acquisition and was working to stabilize operations, plan capital needs and seek shareholder buy-in before proceeding with a potential business combination transaction. Melar conducted various aspects of diligence and continued engaging on terms. On October 28, 2024, the management of Target E shared a supplementary due diligence presentation by email. On October 29, 2024, Messrs. Ivatury, Lifshitz, and Telang participated in a virtual call with the management of Target E, during which Target E provided an overview of its updated capital requirements, consisting of a total commitment of $100 million, including a $70 million secondary transaction and a $30 million primary raise at a specified valuation range. Following engagement with potential investors regarding the $70 million secondary transaction, limited interest was indicated, and discussions were discontinued.

•        Target F:    On February 3, 2025, Messrs. Ivatury and Lifshitz were introduced to the CEO of Target F, a U.S. and India-based fintech company focused on international student lending, via email by a mutual contact, all of whom joined a conference call later that day. After the call concluded, Target F and Melar executed an NDA. On February 5, 2025, the founder of Target F introduced members of an investment bank that Target F had mandated to raise equity capital, and the bankers shared access to a virtual data room with information on Target F. Over the following week, Melar reviewed the materials in the data room and received additional information upon request. On February 9, 2025, the CEO of Target F shared an updated financial model reflecting recent changes to Target F’s operating model and the resulting impact on expenses. On February 10, 2025, Messrs. Ivatury, Lifshitz and Telang had a call with the bankers. Melar noted the impact of tightening U.S. immigration policy on origination volume for the target customer segment. The CEO of Target F shared links to interviews and podcasts where he had discussed this topic at length. Melar discontinued further discussions based on its assessment of potential material business continuity risks related to Target F’s financial condition and the possibility of a significant adverse impact on Target F’s demand and credit quality from tightening U.S. immigration policies.

•        Target G:    On November 27, 2024, Mr. Sun from CCM emailed an information memorandum on Target G to Messrs. Ivatury, Lifshitz and Telang. Target G manages oil & gas extraction and refinement operations in Brazil and was interested in a U.S. listing via a de-SPAC transaction to gain capital market access to fulfill recurring capital expenditure requirements. On December 4, 2024, Mr. Sun scheduled a conference call for Messrs. Ivatury, Lifshitz and Telang and the owner and management team of Target G. During the call, Target G introduced its history, operations, business strategy, aggregate capital requirements over the next few years and minimum capital commitment from Melar for short-term capital needs. Over the subsequent week, Melar worked on various aspects of diligence including an interview with an oil & gas industry expert for guidance on technical due diligence. On December 9, 2024, Mr. Wadhwa from CCM scheduled a second conference call for Messrs. Ivatury, Lifshitz and Telang and the owner and management team of Target G to cover due diligence questions, and build consensus on the steps towards a business combination. The Melar Board advised against pursuing a business combination with an oil and gas company, following which Melar discontinued further discussions with Target G.

•        Target H:    On July 22, 2024, Mr. Ivatury was introduced to a senior investment professional at a Swiss investment firm. On August 7, 2024, Mr. Ivatury held a conference call with the investor to discuss Target H, a Middle Eastern deposit-taking digital financial services company listed on Egyptian Exchange (“EGX”), in which the Swiss investment firm held a minority equity shareholding, and in whom the senior investment professional held a board seat. Despite Target H’s strong financial performance, its stock price on the EGX had not reflected such performance due to limited liquidity on the EGX. As a result, Target H’s management and shareholders have an incentive to pursue a business combination as a means to obtain a Nasdaq listing and access greater liquidity and investor coverage. Following the call, Mr. Ivatury shared a teaser deck on Melar, and the senior investment professional engaged with the management and other shareholders of Target H to gauge their interest in a business combination. On December 11, 2024, the senior investment professional joined a conference call with Messrs. Ivatury, Lifshitz and Telang during which he gave an update on the performance and strategic projects of Target H and indicated that the management and some minority shareholders of Target H were interested in a business combination. However, as an EGX-listed company, a business combination with a Nasdaq-listed SPAC had no legal precedents in Egypt and required engagement with legal and regulatory advisors to explore its viability. On December 11, 2024, the senior investment professional also shared various financial reports on Target H. Over the following four weeks, Melar worked on various aspects of diligence, including discussions with U.S. and Egyptian legal counsels, and identified potential transaction structures, which were unprecedented and subject to approval from the Egyptian securities regulator. Due to regulatory uncertainty, lack of interest from sufficient shareholders to proceed, and a volatile macroeconomic situation, discussions between Melar and Target H were terminated.

•        Target I:    On February 8, 2025, Mr. Sun from CCM emailed an information memorandum on Target I with Messrs. Ivatury, Lifshitz and Telang. Target I is a market leading originator of student loans in the U.S. On February 10, 2025, Target I emailed a teaser deck with Melar. On February 11, 2025, Target I and Melar executed an NDA. On February 12, 2025, Messrs. Ivatury and Lifshitz held a conference call with the founder of Target I to discuss their interest in a potential business combination transaction. On February 13, 2025, Target I provided virtual data room access to Melar. On February 14, 2025, Messrs. Ivatury, Lifshitz and Telang joined a virtual call organized by the management of Target I to review diligence areas and provide management guidance. Over the following four weeks, Melar worked on various aspects of diligence and negotiation of terms. On April 18, 2025, the founder of Target I informed Messrs. Ivatury and Lifshitz that Target I was successfully raising a private equity round and elected to pause further discussions regarding a potential de-SPAC transaction.

•        Target J:    On October 31, 2024, Mr. Ivatury had a conference call with a banker from a Singapore-headquartered financial advisory firm to introduce Melar and identify relevant targets among their clients. The call concluded with the identification of Target J, an Indonesian SME service platform which offered various professional services and credit to SMEs. On March 24, 2025, Target J and Melar executed an NDA. On March 26, 2025, the banker sent Melar an investment memorandum on Target J. On April 2, 2025, a conference call was held with the Managing Director of Target J and Messrs. Ivatury, Lifshitz and Telang where the Managing Director of Target J provided a brief overview of Target J’s business, growth plans & capital requirements, and presented the information memorandum. Target J was raising equity capital, had plans to list via an initial public offering on the Indonesia Stock Exchange in 2-3 years, and wanted to evaluate using the de-SPAC route to list on the Nasdaq earlier. Melar and Target J identified sufficient mutual interest to engage further, and the banker agreed to share access to the virtual data room. On April 10, 2025, a conference call was held with the management of Target J, the banker of Target J and Messrs. Ivatury, Lifshitz and Telang. During the call, Target J presented an overview of its business, outlined its capital needs, and discussed its listing preparedness. The participants also engaged in discussions to negotiate mutually agreeable terms for a de-SPAC transaction, taking into account the minimum capital commitment required by Target J. On April 22, 2025, the banker emailed Melar financial and operational information on Target J. On May 9, 2025, having analyzed the materials provided by Target J, Melar identified challenges in taking an early-stage Indonesian business public on Nasdaq and decided to terminate discussions.

•        Target K:    On November 27, 2024, Mr. Sun from CCM emailed an information memorandum on Target K to Messrs. Ivatury, Lifshitz and Telang. Target K is a Singapore-headquartered emerging markets digital lending platform, which was interested in listing in the U.S. via a de-SPAC transaction. On February 10, 2025, a conference call was held with the founder and management of Target K, Messrs. Ivatury, Lifshitz, Telang and Messrs. Sun and Wadhwa from CMM, as well as bankers from an Asian investment bank that was advising Target K to raise equity. During the call, Target K’s founder introduced Target K and discussed various aspects of its strategy, operations, financial performance and rationale for considering a de-SPAC transaction. On February 12, 2025, Target K and Melar executed an NDA. On February 14, 2025, Target K granted Melar access to its virtual investor data room. Over the next four weeks, Melar engaged in various aspects of due diligence and management discussions to evaluate the business and negotiate terms. Target K had begun its initial public offering (IPO) readiness initiatives and anticipated being prepared for a listing by mid-2026. Melar continued engaging with Target K, noting the risk that Target K may not be initial public offering ready within the investment horizon of Melar, and kept its options open to proceed with any other target who is ready sooner. On March 20, 2025, Melar concluded that Target K would not achieve initial public offering readiness it time to complete a merger and terminated discussions.

•        Target L:    On December 20, 2024, Eli Popack, a partner of ALMA, organized an introductory call for Messrs. Ivatury, Lifshitz, Telang to meet virtually with Target L, an integrated carbon credit and environmental credit development, trading and consulting firm based in Canada. At the call, the founder of Target L provided an overview of the company, its lines of businesses and some of its key financial metrics of Target L. On January 24, 2025, the founder of Target L joined a conference call with Messrs. Ivatury, Lifshitz and Telang and conducted a financial review of Target L, providing insights on the forecasts and minimum capital requirements as part of the de-SPAC process. Over the following eight weeks, Melar worked on various aspects of diligence of Target L. On March 3, 2025, Melar determined that Target L’s business model was speculative and suspended merger discussions.

•        Target M:    On March 20, 2025, Mr. Sun from CCM emailed an information memorandum on Target M, a provider of software tools to help consumers to better manage their credit, money, privacy and lending needs, to Messrs. Ivatury, Lifshitz and Telang. On April 8, 2025, Brewster Mockridge from CCM organized a virtual conference call with the management of Target M and Melar. On April 11, 2025, Mr. Ivatury met the founder & CEO of Target M in California. On April 15, 2025, Mr. Ivatury shared a draft term sheet and various information on the de-SPAC process with Target M. On April 27, 2025, the management of Target M granted Melar access to the virtual data room. After receiving no response from Target M’s management to follow-ups from Melar and CCM regarding feedback on draft term sheet by April 30, 2025, Melar discontinued further discussions with Target M.

Description of Negotiations Between Melar and Everli

On March 18, 2025, Mr. Ethan Walfish, a representative of Palella Holdings, reached out to Mr. Lifshitz inquiring if Melar would be interested in speaking with Everli. On March 20, 2025, Mr. Walfish organized a conference call between Messrs. Ivatury, Lifshitz and Telang and Salvatore Palella, who represented Palella Holdings, the largest shareholder and Chief Executive Officer of Everli. During the call, they discussed various aspects of Everli, including its strategy, and reached a broad alignment on a mutual commitment to explore a public listing for Everli through a de-SPAC business combination with Melar. On March 21, 2025, Everli and Melar entered into an NDA to facilitate sharing data, and Everli provided Melar with access to its virtual data room.

Over the next eight weeks, Melar requested additional information and conducted detailed due diligence on Everli’s corporate structure, financial performance, key contracts, unit economics, management team and various aspects of the business. Melar’s financial performance analysis over Everli included a review of Everli’s historical and projected growth rates, its track record of operating margins at the unit (order or delivery) level, profits and losses at the consolidated business level, the consistency of operating costs over time, its financial obligations, and the terms of its commercial arrangements with partners including retail outlets and chains in Italy. The purpose of this analysis was to determine Everli’s ability to profitably scale its order volumes and increase its market share position.

On March 24, 2025, Messrs. Ivatury and Lifshitz met with Mr. Palella in New York, New York. During the meeting, they discussed various aspects of the Everli business, how Palella Holdings acquired Everli’s shares and Everli’s balance sheet. Mr. Palella also outlined Everli’s bridge financing requirements, as well as the need for Melar to cover certain expenses related to the business combination process.

On March 25, 2025, CCM provided Melar with an analysis of the enterprise value of benchmarks and public companies comparable with Everli using multiples of future revenues, gross profits and EBITDA.

On March 27, 2025, using the analysis based on comparables benchmarking valuation method shared by CCM, Mr. Lifshitz prepared an internal draft term sheet for the transaction which included a valuation of Everli of $180 million, based on a multiple of future revenues, and a proposed consideration solely in the form of Melar’s shares.

On March 28, 2025, Mr. Walfish emailed representatives of Melar a presentation prepared by Everli management containing Everli’s target valuation and supporting valuation analysis. The presentation included Everli management’s financial projections, growth assumptions and benchmarking analysis and indicated an implied equity valuation of approximately $182 million for Everli. Following receipt of these materials, representatives of Melar reviewed Everli’s valuation analysis and engaged in discussions with Everli regarding the appropriate valuation for the proposed transaction. During these discussions, representatives of Melar initially considered structuring the transaction to include Everli together with an additional acquisition target in order to achieve a combined company valuation in excess of $250 million. However, the parties determined that pursuing an additional acquisition could delay the transaction, and the parties subsequently agreed to focus the transaction solely on Everli. As part of these discussions, the parties agreed to reduce Everli’s proposed valuation from approximately $182 million to $180 million.

On March 31, 2025, Melar shared a draft non-binding term sheet (the “Term Sheet”) with Mr. Walfish, in which Term Sheet Melar proposed a valuation of Everli of $180 million and consideration to be paid fully in the form of Melar’s shares. Additionally, Melar also proposed the following key terms in the Term Sheet: (i) a minimum cash condition of $10 million at the Closing, (ii) the adoption of a mutually agreed-upon equity incentive plan following the Closing, (iii) the constitution of a New Melar board of directors where a Melar representative would hold one seat, and which would have a sufficient number of independent directors to satisfy the applicable corporate governance standards and listing requirements under the listing rules of Nasdaq, and (iv) a commitment by Melar to provide Everli with $10 million in the form of a senior secured convertible loan, to be disbursed in tranches from the execution of the definitive business combination agreement. Melar included the sponsor loan offer because based on its analysis of Everli’s financial position, it believed Everli had rapid growth potential that needed additional capital to sustain the expansion.

On April 3, 2025, Mr. Walfish arranged a telephone conversation with Messrs. Ivatury, Lifshitz, and Telang to discuss Everli’s comments on the Term Sheet and followed up with an email in writing. In these communications, Everli proposed the following modifications: (i) the creation of a Class B common stock that would provide enhanced voting power for Palella Holdings in New Melar, (ii) an increased minimum cash condition of $15 million, net of transaction expenses, and (iii) the removal of the Melar’s right to appoint a representative to the board of directors. With respect to the equity incentive plan, the parties reached mutual agreement. The parties also agreed on the terms of a $10 million bridge financing in the form of a sponsor loan, intended to assist Everli in achieving its growth objectives and meeting ongoing transaction expenses during the period between April 2025 and the anticipated Closing. Both parties also agreed on the importance of raising a PIPE Investment to further support the growth of the Company following the Closing.

On April 8, 2025, Messrs. Ivatury and Lifshitz met with Messrs. Palella, Walfish, and Tony Sklar, the Head of Investor Relations of Palella Holdings, in Washington, D.C. to establish a tentative timeline for the transaction, including negotiation of the Merger Agreement, due diligence, further capital-raising and SEC filings.

On April 11, 2025, after reviewing Everli’s responses and weighing inputs from its legal counsel, Melar provided its responses in writing to Everli. Melar’s responses included the following proposed changes: (i) agreement to the creation of a Class B common stock proposed by Everli, (ii) agreement to the increased minimum cash condition of $15 million, and (iii) retention of the Melar’s right to appoint a representative to the board of directors of New Melar. The parties agreed on the principal economic terms of the proposed transaction and Melar circulated an initial non-binding letter of intent reflecting an agreed equity valuation of $180 million for Everli.

On April 16, 2025, Melar and Everli executed the Term Sheet after two weeks of further clarifications and legal drafting revisions. The executed Term Sheet reflects the substantive terms described above. The valuation of Everli proposed by Melar, as well as the proposed consideration structure, were acceptable to Everli and did not give rise to active negotiation during the two-week period.

Following the circulation of the letter of intent and leading up to the execution of the Merger Agreement, representatives of Melar and Everli continued to negotiate several additional material terms of the proposed transaction. These discussions included the governance structure of the post-combination company, the composition of the board of directors, the voting rights associated with the New Melar Class B common stock to be issued to Everli shareholders, the adoption of a new equity incentive plan for the combined company, the minimum cash condition required for closing of the Business Combination and the need for additional financing to support the combined company following the Closing.

With respect to governance, Everli requested that its existing shareholders retain control of the combined company and initially proposed maintaining a dual-class structure that would provide Everli shareholders with approximately 70% of the voting power of New Melar following the Business Combination. Representatives of Melar initially expressed concerns regarding this structure but ultimately agreed that Everli shareholders would retain control of the combined company, while Melar would have the right to designate one member of the post-combination board of directors.

The parties also discussed the minimum cash condition required at the Closing. Early drafts of the Merger Agreement included a minimum cash condition of $15 million. During discussions regarding potential financing arrangements for the combined company, representatives of Melar determined that reducing the minimum cash condition to $10 million would increase the likelihood of completing the transaction and related financing, and Everli subsequently agreed to reduce the minimum cash condition to $10 million.

Representatives of Melar and Everli also discussed the need for additional financing for the combined company, including the proposed Bridge Financing, potential Everli equity investments and a potential PIPE investment. Representatives of Melar initially expressed concerns regarding the size of the proposed financing; however, after reviewing Everli’s financial forecasts and growth projections, the parties agreed that pursuing additional financing would be appropriate to support the combined company following the Business Combination.

On April 30, 2025, Messrs. Ivatury and Lifshitz met with CCM team and Messrs. Palella, Jonathan Hannestad, Chief Operating Officer of Everli, Walfish and Sklar at the New York office of CCM to explain to CCM Everli’s business and expected capital requirements.

On May 9, 2025, Everli, Melar, Palella Holdings, Ellenoff Grossman & Schole LLP (“EGS”), Melar’s U.S. securities counsel, and Ortoli Rosenstadt LLP, U.S. legal counsel to Everli (“Ortoli”), participated in a kick-off conference call to discuss and align on the business combination process.

On May 12, 2025, Melar, Everli, CCM, Jones, the capital markets advisor to Everli, and Palella Holdings held a conference call to initiate and coordinate the PIPE financing efforts. During the call, Everli presented an overview of its current corporate structure, explored various redomiciling options for the post-closing public company, and discussed leadership plans, including Mr. Palella’s appointment as Global Chief Executive Officer. Following the call, all parties began holding recurring weekly meetings to provide updates and coordinate external discussions aimed at raising PIPE capital.

On May 21, 2025, EGS delivered an initial due diligence request to Everli, focusing on U.S. legal due diligence matters relating to the Business Combination.

On May 23, 2025, EGS circulated the initial draft of the Merger Agreement to Everli and Ortoli.

On May 23, 2025, the Melar management team delivered to Everli an initial draft of a secured promissory note and pledge agreement for a working capital loan from Melar to Everli in the principal amount of $300,000. On May 24, 2025, Ortoli sent EGS initial comments to the secured promissory note and pledge agreement.

On May 30, 2025, the Melar Board executed a unanimous written consent to approve the secured promissory note and pledge agreement. The secured promissory note and pledge agreement was executed by Melar and Everli on May 30, 2025 and amended and restated on August 12, 2025 to increase to the principal amount to $1,000,000. Such Amended Everli Note was executed on September 12, 2025 to raise the principal amount to $1,250,000, further amended on September 29, 2025 to raise the principal amount to $3,250,000, and further amended on March 30, 2026 to change the principal amount to $3,611,111 to include the OID.

On June 6, 2025, Ortoli circulated a revised draft of the Merger Agreement. The primary changes were to add the concept of an indemnification escrow for breaches of Melar’s representations and warranties, reduce the dollar thresholds for Everli’s consent on certain interim covenants and revise the calculation of the minimum cash condition to exclude proceeds of any financing raised from Everli’s existing investors or investors in Everli’s transaction financing. The Merger Agreement was also revised to remove Melar’s right to terminate if Everli’s audited financial statements based on GAAP are materially different from the audited financial statements of Everli S.p.A. based on International Financial Reporting Standards (“IFRS”), which were previously provided to Melar, and to provide that each party would be entitled to termination fee in the event of a material breach of the Merger Agreement by the other party.

On June 20, 2025, EGS sent a revised draft of the Merger Agreement to Ortoli. The primary change was the definition of the minimum cash closing condition.

On June 25, 2025, Melar engaged Fivers Studio Legale e Tributario (“Fivers”), an Italian law firm, as its Italian counsel. Melar was introduced to Mr. Francesco Di Carlo, the founding Managing Partner of Fivers by a senior legal advisor in Italy. The Fivers team began due diligence on this day.

On June 29, 2025, EGS sent a revised draft of the Merger Agreement to Ortoli. The primary change was to re-insert a termination right by Melar if the GAAP based audited financial statements of Everli to be delivered after the signing of the Merger Agreement are materially different, in an adverse manner, from the previously provided IFRS based audited financial statements of Everli.

On June 30, 2025, Messrs. Ivatury, Lifshitz and Telang and Mr. Di Carlo from Fivers conducted a due diligence visit in Milan and met with Everli management and shareholders. During the visit, they engaged in strategy discussions with each second-line management team member, discussed solutions to key issues identified during legal due diligence and conducted a field visit that started at a supermarket, during which they fulfilled customer orders as Everli shoppers under the guidance of the Everli team, gaining a firsthand understanding of the Everli shopper experience.

On July 3, 2025, Ortoli circulated a revised draft of the Merger Agreement. The revised draft proposed that the New Melar Class B common stock to be issued to the Everli shareholders would have such number of votes as to provide the holders of the New Melar Class B common stock with 70% of the voting power of all shares of New Melar. The Merger Consideration was also revised so that it will be increased for any Everli Equity Investment made into Everli. In addition, the minimum cash condition was reduced from $15,000,000 to $10,000,000. The right of Melar to terminate upon the delivery of GAAP based audited financial statements of Everli was clarified so that the termination right would be triggered by the GAAP based audited financial statements of Everli showing less than $15 million in revenue for the fiscal year ended December 31, 2024.

Between July 3, 2025 and July 30, 2025, the parties exchanged multiple iterative drafts of the Merger Agreement. The primary changes were to, among other things, (i) expand the escrow to cover certain specified liabilities of Everli, and (ii) incorporate technical comments from Melar’s Cayman Islands counsel.

On July 7, 2025, EGS circulated initial drafts of the Voting Agreement and Lock-Up Agreement to Ortoli.

On July 22, 2025, Fivers shared a preliminary legal due diligence report with Melar and presented its findings on July 29, 2025.

On July 24, 2025, EGS circulated an initial draft of the Registration Rights Agreement to Ortoli.

On July 27, 2025, Ortoli circulated comments to the Voting Agreement and Lock-Up Agreement. The primary changes to the Lock-Up Agreement were to clarify that the lock-up period would be six months after the Closing and to remove the early release provisions based on trading price or a subsequent transaction. The primary change to the Voting Agreement was to extend the definition of permitted transfers prior to the shareholder vote to any person, so long as they agree to be bound by the terms of the Voting Agreement.

On July 27, 2025, EGS circulated an initial draft of the Non-Competition Agreement to Ortoli.

On July 28, 2025, Melar engaged Houlihan to act as its financial advisor to render a written opinion as to whether, as of the date thereof, the consideration to be issued, paid or exchanged in the Business Combination is fair from a financial point of view to the Melar Shareholders.

On July 28, 2025, the Melar Board held a meeting to receive an update from management on the Business Combination and review the current draft of Merger Agreement and related ancillary documents.

On July 29, 2025, Ortoli circulated a revised draft of the Non-Competition Agreement.

On July 29, 2025, EGS circulated an initial draft of the Insider Letter Amendment to Ortoli.

On July 30, 2025, the Melar Board approved the Merger Agreement and ancillary documents by unanimous written consent.

On July 31, 2025, the parties executed the Merger Agreement.

On August 6, 2025, Houlihan rendered its oral opinion to the management of Melar (which was reaffirmed by delivery of Houlihan’s written opinion (the “Preliminary Houlihan Opinion”) on September 11, 2025).

On October 2, 2025, the Merger Agreement was amended to provide that the deadline for Everli to procure at least $10,000,000 in bridge financing was extended from September 30, 2025 to October 21, 2025.

On December 8, 2025, the Merger Agreement was further amended to extend the deadline for Everli to deliver the required GAAP based audited financial statements to Melar from November 30, 2025 to January 16, 2026.

On March 6, 2026, the YA Lender and Everli entered into the Yorkville Note Purchase Agreement, pursuant to which the YA Lender agreed to loan Everli up to $10 million. There have been four tranches under the Yorkville Note Purchase Agreement, each subject to a 10% OID and related fees, as follows:

•        The first tranche, in the principal amount of $1 million, was funded on the date of the Yorkville Note Purchase Agreement for net proceeds of approximately $865,000;

•        The second tranche, in the principal amount of $1 million, was funded on May 8, 2026, for net proceeds of approximately $875,000;

•        The third tranche, in the principal amount of $2 million, was funded on May 27, 2026 for net proceeds of approximately $1,776,000; and

•        The fourth tranche, in the principal amount of $4 million, was funded on August 21, 2026 for net proceeds of approximately $3.6 million.

As a result of the YA Lender making the first $1 million tranche of the loan to Everli and as a condition precedent to the YA Lender’s funding of additional tranches under the Yorkville Note Purchase Agreement, the Melar Lender and the YA Lender agreed to negotiate the terms of the Yorkville Intercreditor Agreement to govern the relative rights of the lenders with respect to the $10 million loan and the outstanding promissory notes issued by Everli to the Melar Lender.

On March 9, 2026, the initial draft of the Yorkville Intercreditor Agreement was circulated to the relevant parties and their counsel. On March 10, 2026, Eveli, the YA Lender, the Melar Lender, EGS and Duane Morris LLP, counsel for the YA Lender (“DM”), held a conference call to discuss and negotiate the key terms of the proposed Yorkville Intercreditor Agreement.

On March 11, 2026, EGS circulated a revised draft of the Yorkville Intercreditor Agreement, which reflected input of the various parties who attended the March 10 conference call. On March 13, 2026, DM circulated a revised draft of the Yorkville Intercreditor Agreement which, among other things, more clearly described the collateral of the parties. The parties negotiated the terms of the Yorkville Intercreditor Agreement between March 13, 2026 and May 8, 2026, and exchanged multiple drafts and had multiple conference calls during this period. The Yorkville Intercreditor Agreement was finalized and executed on May 8, 2026. The Yorkville Intercreditor Agreement provides that the Melar Lender and the YA Lender share pari passu rights in payment and a first-priority security interest over substantially all of Everli’s assets, with principal payments distributed pro rata based on outstanding amounts (subject to specified exclusions), coordinated notice and lien provisions, and mutual consent to each other’s financing arrangements.

On May 27, 2026, the Melar Lender entered into the Agile Intercreditor Agreement with Agile Capital Funding, LLC, a New York limited liability company, in its capacity as Agile Collateral Agent, Agile Lender and YA Lender, and which was acknowledged by Everli, for itself and on behalf of its subsidiaries, Salvatore Palella, and Palella Holdings. The Agile Intercreditor Agreement governs the respective rights, priorities and obligations of the Agile Parties, the Melar Lender and the YA Lender with respect to all indebtedness, liabilities and obligations of Everli, its subsidiaries, Palella Holdings, Palella, and certain other guarantors and pledgors under the applicable loan documents, owed to the Agile Parties, the Melar Lender and the YA Lender under certain promissory notes issued by Everli to each of the Agile Parties, the Melar Lender and the YA Lender, and the related guarantees and security interests.

Pursuant to the Agile Intercreditor Agreement, the Agile Parties have agreed that they are subordinate lenders to each of the Senior Creditors, and that all indebtedness owed by Palella Holdings and Palella to the Agile Parties is and shall be junior and subordinate in right of payment and security to the indebtedness evidenced by the promissory notes issued to the Melar Lender and the promissory notes issued to the YA Lender.

On June 11, 2026, Melar issued an aggregate of 5,621,621 Melar Class A ordinary shares to the Sponsor upon the Conversion of an equal number of Melar Class B ordinary shares held by the Sponsor. The Class A ordinary shares issued in connection with the Conversion are subject to the same restrictions applicable to the Class B ordinary shares prior to the Conversion, including certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination.

On June 16, 2026, Melar held the Extension Meeting. At the Extension Meeting, Melar Shareholders approved, among other things, the Extension Amendment to extend the end of the Combination Period on a monthly basis up to six (6) times, from June 20, 2026 through December 20, 2026, or such earlier date as determined by the Melar Board.